Execution Copy

                                  EXHIBIT 10.4

                              GOVERNANCE AGREEMENT

            This GOVERNANCE AGREEMENT (this "Agreement") is made as of March 18, 2002, by and among AdStar, Inc., a Delaware corporation (the "AdStar"), Leslie Bernhard ("Bernhard"), Eli Rousso ("Rousso"), and Tribune Company, a Delaware corporation (the "Investor"). Each of Bernhard and Rousso is referred to herein as a "Stockholder" and collectively, the "Stockholders".

            WHEREAS, as of the date hereof, each of the Stockholders Beneficially Own (as defined below) the number of shares of Common Stock of AdStar set forth opposite his, her or its name on Schedule 1 attached hereto;

            WHEREAS, the Investor will be purchasing on the date hereof 1,443,457shares of Series A Convertible Preferred Stock, $0.0001 par value per share, of AdStar (the "Series A Preferred Stock") pursuant to the terms of the Series A Preferred Stock Purchase Agreement dated as of March 18, 2002, by and between AdStar and the Investor (the "Series A Purchase Agreement");

            WHEREAS, as senior officers and stockholders of AdStar, the Stockholders will materially benefit from the Investor's investment under the Series A Purchase Agreement; and

            WHEREAS, the Series A Purchase Agreement is conditioned upon this Agreement being executed by the parties hereto.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the parties hereby agrees as follows:

            1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

            "Affiliate" means, with respect to a Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person.

            "Beneficially Own" has the meaning specified in Rule 13d-3 under the Exchange Act as in effect on the date hereof.

            "Bernhard" has the meaning set forth in the first paragraph hereof.

            "Board" means the Board of Directors of AdStar.

            "Certificate of Designation" means the Series A Preferred Certificate of Designation.
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            "Common Stock" means the common stock of AdStar, par value $0.0001 per share and any other class or series of common stock issued by AdStar subsequent to the date of this Agreement.

            "Control" has the meaning specified in Rule 12b-2 under the Exchange Act as in effect on the date hereof.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "Investor" has the meaning set forth in the first paragraph hereof.

            "Listing Rules" has the meaning set forth in Section 2(b).

            "Nominee" means such Person as is so designated by the Investor from time to time to serve as a member of the Board pursuant to this Agreement.

            "Observor" has the meaning set forth in Section 2(c).

            "Person" means any individual, corporation, association, limited liability company, partnership, trust or estate, an unincorporated organization, a joint venture, a government or any agency or political subdivision thereof, or any other entity of whatever nature.

            "Rousso" has the meaning set forth in the first paragraph hereof.

            "Series A Preferred Stock" means the authorized and outstanding shares of Series A Convertible Preferred Stock, $0.0001 par value of AdStar.

            "Series A Purchase Agreement" has the meaning set forth in the second recital above.

            "Stockholders" has the meaning set forth in the first paragraph hereof.

            "Transfer" means any sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest or other direct or indirect disposition or encumbrance of an interest (whether with or without consideration whether voluntarily or involuntarily or by operation of law) or actions thereof.

            Unless otherwise stated, other capitalized terms used but not defined herein shall have the meanings set forth in the Series A Purchase Agreement.

            2. Nomination. Until the termination of this Agreement:

            (a) Each of the Stockholders and the Investor, respectively, shall vote his, her or its shares and any other voting securities of AdStar (whether now owned or hereafter acquired) over which such Stockholder has voting control and shall take all other necessary or desirable actions within his, her or its control as a stockholder (including, without limitation,


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attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), to cause the board to consist of no more than seven members. The Investor shall have the right to designate one Nominee to serve on the Board; provided, that, any waiver or failure by the Investor to designate the Nominee to which it is entitled hereunder shall not be deemed a waiver of the Investor's rights hereunder in connection with any future elections of directors to the Board.

            (b) AdStar shall take (and cause to be taken) all actions and agrees to exercise all authority under applicable law to cause any slate of directors presented to stockholders of AdStar for election to the Board to include the Nominee. In this regard, AdStar shall, subject to applicable law and the listing requirements of any stock exchange or interdealer quotation system, if and to the extent AdStar is subject thereto (the "Listing Rules"), duly nominate the Nominee for election to the Board and shall solicit proxies in favor of the election of the Nominee from the stockholders of AdStar entitled to vote for the election of directors. In connection therewith and in furtherance thereof, AdStar shall include in any proxy solicitation materials related to the election of members of the Board such information regarding the Nominee and recommendations of the Board as are appropriate in proxy solicitation materials or as may be required under the rules and regulations promulgated by the SEC.

            (c) If the Investor requests that the Nominee be elected to the Board prior to any election of directors by stockholders, then the existing directors on the Board shall promptly (and in any event within ten (10) business days of such request) (x) increase the size of the Board, if necessary and (y) appoint such Nominee to the Board. To the extent the foregoing is not accomplished within the prescribed time period, then the Company shall be deemed to be in breach of this Agreement.

            (d) So long as the Investor is entitled to designate a Nominee, if at any time no such Nominee is serving as a director on the Board, then, at the request of the Investor, AdStar shall promptly invite (or cause to be invited) a Nominee, to attend all meetings of the Board, and, unless otherwise prohibited by applicable law or the Listing Rules, any meetings of the Compensation Committee of the Board in a nonvoting observer capacity (an "Observer") and, in this respect, shall give (or cause to be given) to the Observer copies of all notices, minutes, consents, and other material that AdStar provides to its directors, provided, however, that AdStar shall have the right to exclude the Observer from access to any material or meeting or portion thereof if the Board, based on the advice of its attorneys, believes that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect confidential proprietary information or to avoid a conflict of interest or potential conflict of interest.

            3. Removal and Replacement. Following the election of a Nominee to the Board, such Nominee shall not be removed from the Board except for cause under applicable law. Upon the removal for cause or the resignation, death or disability of a Nominee serving as a director of the Board, the Investor shall have the right to designate a replacement Nominee and either the remaining directors on the Board shall promptly (and in any event within ten business days) appoint such replacement Nominee to fill the vacancy on the Board or, if the remaining directors fail to appoint such replacement Nominee to fill such vacancy, then AdStar shall duly nominate such replacement Nominee for election to the Board pursuant to Section 2(b), and, if


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requested by the Investor, promptly call (or cause to be called) and hold a special meeting of AdStar's stockholders for the purpose of voting on such replacement Nominee.

            4. Compensation Committee. Unless otherwise prohibited by applicable law or the Listing Rules, the composition of Compensation Committee of the Board shall include the Nominee.

            5. Stockholder Voting Agreement. From and after the date of this Agreement and until it is terminated in accordance with the terms hereof, each of the Stockholders shall vote all of his, her or its shares and any other voting securities of AdStar (whether now owned or hereafter acquired) over which such Stockholder has voting control and shall take all other necessary or desirable actions within its control including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), so that the Nominee be elected to the Board. Each of the Stockholders agrees that this Agreement and the obligations hereunder shall attach to his, her or its shares and shall be binding upon any person or entity to which legal or beneficial ownership of any or all of his, her or its shares shall pass, whether by operation of law or otherwise, including, without limitation, the successors and assigns of each Stockholder.

            6. Stockholder Transfer Restrictions. Each Stockholder shall not Transfer more than ten percent (10%) of his or her Common Stock Beneficially Owned by such Stockholder as of the date hereof (as set forth on Schedule 1 hereto), prior to December 31, 2002, without the Investor's prior written approval.

            7. Expenses. In lieu of any other compensation, AdStar shall pay the reasonable out-of-pocket expenses incurred by the Nominee (including any serving as an Observer) in connection with attending any meeting of the Board, or any committee of the Board and other travel expenses reasonably incurred in discharging such individual's duties as a director or Observer.

            8. Representations and Warranties of AdStar. AdStar represents and warrants to the Stockholders and the Investor as follows: (i) it has full power and authority to execute, deliver and perform its obligations under this Agreement and (ii) this Agreement and all actions to be undertaken by AdStar contemplated hereby have been, or will be when taken, duly and validly authorized by all necessary action on its part and constitutes a legal, valid and binding obligation enforceable against AdStar in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application that may affect the enforcement of creditors' rights generally and by general equitable principles.

            9. Representations and Warranties of the Investor. The Investor represents and warrants to AdStar and the Stockholders as follows: (i) the Investor has full power and authority to execute, deliver and perform its obligations under this Agreement and (ii) this Agreement and all actions to be undertaken by the Investor contemplated hereby have been, or will be when taken, duly and validly authorized by all necessary action on the Investor's part and constitutes a legal, valid and binding obligation enforceable against the Investor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization,


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moratorium and other similar laws of general application that may affect the enforcement of creditors' rights generally and by general equitable principles.

            10. Representations, Warranties and Covenants of the Stockholders. Each of the Stockholders represents and warrants to AdStar and the Investor that
(i) this Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms; (ii) such Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement; and (iii) such Stockholder Beneficially Owns the number of shares of Common Stock set forth opposite its name on Schedule 1 attached hereto. No Stockholder shall grant any proxy or become party to any voting trust or other agreement that is inconsistent with, conflicts with or violates any provision of this Agreement.

            11. Termination. This Agreement shall terminate automatically and be of no further force and effect upon the agreement of AdStar and the Investor to terminate this Agreement.

            12. Amendment and Waiver. This Agreement may be amended only by a writing signed by AdStar, each of the Stockholders and the Investor. Any provision of this Agreement may be waived by a writing signed by the party granting such waiver.

            13. Severability. Wherever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law and in such a way as to, as closely as possible, achieve the intended economic effect of such provision and this Agreement as a whole, but if any provision contained herein is, for any reason, held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or any other provisions hereof, unless such a construction would be unreasonable.

            14. Entire Agreement. This Agreement, together with the Series A Purchase Agreement and all agreements contemplated thereby, constitutes the entire agreement of the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements, negotiations, discussions and understandings among the parties hereto with respect to such subject matter.

            15. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            16. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by AdStar and its successors and permitted assigns, the Stockholders and their permitted assigns, and the Investor and its successors and permitted assigns. None of AdStar, the Stockholders, or the Investor may assign, directly or indirectly, this Agreement to any Person (other than, in the case of the Investor, an Affiliate of the Investor) without the prior consent of the other parties hereto.


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            17. Remedies. The Investor shall be entitled to enforce any rights it has under this Agreement or the Transaction Documents specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

            18. Governing Law. The laws of Delaware shall govern all issues concerning the relative rights of AdStar, the Stockholders and the Investor and all other questions concerning the construction, validity and interpretation of this Agreement, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

            19. Counterparts. This Agreement may be executed in any number of counterparts (including via facsimile), each of which will be considered an original instrument, but all of which together will be considered one and the same agreement, and will become binding when one or more counterparts have been signed by and delivered to each of the Parties.

            20. Delivery by Facsimile. This Agreement, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall reexecute original forms thereof and deliver them to all other parties. No party shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                                    * * * * *


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            IN WITNESS WHEREOF, the parties hereto have executed this Governance
Agreement as of the day and year first above written.


                                        ADSTAR, INC.

                                        By: /s/ Leslie Bernhard
                                            ------------------------------------
                                            Name: Leslie Bernhard
                                            Its: President and Chief Executive
                                                 Officer


                                        LESLIE BERNHARD

                                        By: /s/ Leslie Bernhard
                                            ------------------------------------
                                            Leslie Bernhard


                                        ELI ROUSSO

                                        By: /s/ Eli Rousso
                                            ------------------------------------
                                            Eli Rousso


                                        TRIBUNE COMPANY

                                        By: /s/ Timothy Landon
                                            ------------------------------------
                                            Name: Timothy Landon
                                            Its: President/Tribune Classifieds

                     Signature Page to Governance Agreement